SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):June 10, 2005

UNIVERSAL FOG INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51060	86-0827216
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1808 South 1st Ave

Phoenix, Arizona 85003

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(602) 254-9114

(ISSUER TELEPHONE NUMBER)

Edmonds 6, Inc.

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SECTION 4-	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective June 10, 2005 Turner, Stone & Company, L.L.P. (“Turner Stone”) was employed as the independent certified public accountant of Universal Fog, Inc. (the “Company”). This action was taken upon the recommendation of the Company’s Audit Committee and approval of the Company’s Board of Directors. Concurrently, Gately & Associates, LLC (“Gately”) was dismissed by the Company. Gately audited the Company’s financial statements for the fiscal year ended October 31, 2004 and performed a review of the unaudited financial statements for the fiscal quarters ended January 31, 2005 and April 30, 2005.

The report of Gately for the fiscal year ended October 31, 2004 and the fiscal quarters ended January 31, 2005 and April 30, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that Gately did not, in the performance of their review, express an opinion on the Company’s unaudited financial statements for either of the fiscal quarters ended January 31, 2005 or April 30, 2005. During the fiscal year ended October 31, 2004 and the fiscal quarters ended January 31, 2005 and April 30, 2005, and through the date of dismissal (June 10, 2005), there were no disagreements by the Company with Gately on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gately, would have caused it to make reference to such disagreement in its reports.

During the Company’s fiscal year ended October 31, 2004 and the fiscal quarters ended January 31, 2005 and April 30, 2005, there were no “reportable events” as such term is described in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the Company’s fiscal year ended October 31, 2004 and the fiscal quarters ended January 31, 2005 and April 30, 2005, the Company did not consult with Gately regarding (i) the application of accounting principal to a specified transaction, either completed or proposed, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as such term is described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this report to Gately and requested that Gately furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Gately is attached.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL FOG INC.

By: /s/ Tom Bontems
Tom Bontems
President

Dated: August 25, 2005